MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Investor Presentation Investor Presentation February 2010 Exhibit 99.2

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

2 Discussion Topics Discussion Topics • 2009 Accomplishments • Operating Improvement • 2010 Cost Reductions • Debt Reduction • Letters of Credit • Customer Confidence

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

2009 Accomplishments - Business Performance
2009 Accomplishments - Business Performance
• Integration of Yellow and Roadway legacy networks
Right-sized to market volumes by removing redundant facilities
• Turnaround of Regional Transportation
• Cost reductions
Two labor contract amendments; market adjustment
Headcount scaling to volumes
Functional organization structure and improved processes
• Reducing breakeven point
• Sequential improvement, and now year-over-year improvement

2009 Accomplishments - Balance Sheet
2009 Accomplishments - Balance Sheet
•
Credit agreement amendments
•Asset-backed securitization facility renewals
•
Liquidity self-help program - $636 million
•
Sale of surplus property - $133 million
•
Sale/Leasebacks - $332 million
•
Pension contribution deferrals- $171 million
•
Successful debt-for-equity exchange
•
Debt reduction

$-
$(50)
$(100)
$(150)
$(200)
$(250)
$(300)
0%
-2%
-4%
-6%
-8%
-10%
-12%
-14%
-16%
-18%
-20%
Q408
Q1
Q2
Q3
Q4
$(77)
$(239)
$(207)
$(95)
$(50)
-14%
-18%
-10%
-5%
-14%

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

National Operating Improvement
National Operating Improvement
YRC National Improvement
• Integration March 1
st
• Network resizing and
stabilization
• Labor contract changes
• Non-union cost actions
• Process improvements
• Q4 year-over-year improvement
EBITDA, as adjusted* and Qtr/Qtr Shipments
(EBITDA dollars in millions/% change in Qtr/Qtr shipments)
*EBITDA, as adjusted is a non-GAAP measure that reflects the company’s
“Consolidated EBITDA” as defined in the company’s Credit
Agreement. These amounts are used for internal management purposes in connection with the Credit Agreement and should not be construed as a better measurement than operating income, as defined by generally accepted accounting principles. See page 13 for a reconciliation of
EBITDA, as adjusted to operating income (loss).

$30
$20
$10
$-
$(10)
$(20)
$(30)
$(40)
$(50)
$(60)
10%
5%
0%
-5%
-10%
-15%
-20%
Q408
Q1
Q2
Q3
Q4
$(10)
$(50)
$(31)
$18
$15
-11%
-9%
-2%
-1%
-15%

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Regional Operating Improvement
Regional Operating Improvement
YRC Regional Improvement
• Q1:  Eliminated Holland and New
Penn network overlap in the
northeast
• Q2 :  Holland reduced number of
terminals, increased its focus on
next day business, and
implemented operational
improvements
• Q3:  Contract changes; EBITDA and
operating income positive
• Q4:  EBITDA positive despite
seasonal volume impact
EBITDA, as adjusted* and Qtr/Qtr Shipments
(EBITDA dollars in millions/% change in Qtr/Qtr shipments)
*EBITDA, as adjusted is a non-GAAP measure that reflects the company’s
“Consolidated EBITDA” as defined in the company’s Credit
Agreement. These amounts are used for internal management purposes in connection with the Credit Agreement and should not be construed as a better measurement than operating income, as defined by generally accepted accounting principles. See page 13 for a reconciliation of
EBITDA, as adjusted to operating income (loss).

Run Rate Benefit
$250
$200
$150
$100
$50
$-
$150
$200
December 2009
July 2010

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

7 2010 Cost Reductions 2010 Cost Reductions • Cost Reduction Target Areas • SG&A reductions • Safety improvements • Operational process improvements Note: 4Q09 as reported benefit $15 million

YRC Worldwide

$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,350
$319
$814
$536
2008
2009
Reduction
Cash-based Maturities
Sale Leasebacks

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Debt Reduction
Debt Reduction
Note1: Cash-based maturities of $814 million consist of: Notes $67, IDB $6, Pension Debt $153, and Revolver//Term Loan/ABS (bank debt) $588
Note 2 : 2009 Self-help liquidity program added: Pension Debt of $153 million, and Sale/Leaseback debt of $319 million; total $472 million
• Achieved a $217 million reduction in balance sheet debt
• Cash-based debt maturities reduced $536 million, when excluding sale/leaseback debt

$600
$580
$560
$540
$520
$500
$480
$460
$440
$420
$400
$461
$591
$538
December 2008
March 2009
December 2009

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Letters of Credit
Letters of Credit
•
Letters of Credit backstop our self-insurance obligation to insurers
•
Q1: $130 million increase triggered by credit concerns by insurers
•
Q2 thru Q4: SWAT team focus resulted in $53 million reduction
•
2010: Further improvements from improving YRCW credit ratings
2010 Rating Agency Actions
•
Moody’s
•
Moved to Stable Outlook
•
Caa3, unchanged
•
S&P
•
Taken off CreditWatch
•
CCC- from CC
•
Developing Outlook
Note: December 2008 credit ratings: Moody’s Caa3 Negative Outlook , S&P CCC positive outlook

Customer Confidence
Customer Confidence
• In January, independent research firm surveyed key
transportation decision makers and influencers across
YRCW’s entire customer base to better understand:
•
Anticipated business volumes in 2010; and
•
Intent to use YRCW
• 5,700 respondents
•
83% are sole or shared transportation decision makers
• 62% optimistic their 2010 business levels will increase
• 85% intend to increase or maintain their YRCW volumes

YRC Worldwide

Walmart

ANHEUSER BUSCH

Neiman Marcus

PPG

Husqvarna

EMERSON

Dole

GANDER MTN.
WE LIVE OUTDOORS

AVERY DENNISON

FERGUSON®
Nobody expects more from us than we do℠

UTi

Fiesta Canning

LOUISIANA NATIONAL GUARD
ALWAYS READY ALWAYS THERE

SPERIAN

CaroTrans

SPENCER'S

MAINFREIGHT

FOREST RIVER

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

11 Customer Confidence Customer Confidence

Forward-Looking Statements
Forward-Looking Statements
This presentation contains forward-looking statements. The words “improvements,” “believe,” “will,” “expect,” “anticipate” and similar expressions are intended to identify forward-looking statements. The company’s future results could differ materially from any results projected in such forward-looking statements because of a number of factors, including (among others) inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, changes in equity and debt markets, a downturn in general or regional economic activity, effects of a terrorist attack, labor relations, including (without limitation), the impact of work rules, work stoppages, strikes or other disruptions, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction, and the risk factors that are from time to time included in the company’s reports filed with the SEC, including the company’s Annual Report on Form 10-K for the year ended December 31, 2008.
The company's expectations regarding its credit rating are only its expectations regarding this matter. The company's actual credit ratings are determined by rating agencies, which the company does not control.
The company’s expectations regarding the impact of, and the service and operational improvements and collateral and cost reductions due to, the integration of
Yellow Transportation and Roadway, improved safety performance, right-sizing the network, consolidation of support functions, the company’s credit ratings and the timing of achieving the improvements and cost reductions could differ materially from actual improvements and cost reductions based on a number of factors, including (among others) the factors identified in the prior paragraphs above, the ability to identify and implement cost reductions in the time frame needed to achieve these expectations, the success of the company’s operating plans and programs, the company’s ability to successfully reduce collateral requirements for its insurance programs, which in turn is dependent upon the company’s safety performance, ability to reduce the cost of claims through claims management, the company’s credit ratings and the requirements of state workers compensation agencies and insurers for collateral for self insured portions of workers compensation programs, the need to spend additional capital to implement cost reduction opportunities, including (without limitation) to terminate, amend or renegotiate prior contractual commitments, the accuracy of the company’s estimates of its spending requirements, changes in the company’s strategic direction, the need to replace any unanticipated losses in capital assets, approval of the affected unionized employees of changes needed to complete the integration under the company’s union agreements, the readiness of employees to utilize new combined processes, the effectiveness of deploying existing technology necessary to facilitate the combination of processes, the ability of the company to receive expected price for its services from the combined network and customer acceptance of those services.

YRC Worldwide

Operating Income (Loss) to EBITDA, as adjusted

$ in millions

	Q4 '08	Q1 '09	Q2 '09	Q3 '09	Q4 '09
Consolidated					
Operating revenue	$ 1,929	$ 1,503	$ 1,328	$ 1,306	$ 1,146
Operating income (loss), as reported	$ (335)	$ (379)	$ (300)	$ (118)	$ (95)
Non-oper inc (exp)	4	(4)	(0)	(3)	(2)
(Gains) losses on property disposals, net (addback to OI)	(10)	2	(1)	(11)	0
Impairment (addback to OI)	200	-	-	-	-
Depreciation & amortization (addback to OI)	70	66	64	61	63
Letter of credit expense (addback incl in sal, wages & ben and other oper exp)	2	5	9	9	9
Non-cash stock comp (addback incl in sal, wages & ben)	1	32	(7)	2	2
Interest income (addback incl in non-oper exp)	(3)	(0)	(0)	(0)	(0)
JHJ/Jiayu joint venture (inc) exp (addback incl in non-oper exp)	(1)	1	1	1	1
Feb '09 amdmt/waiver exp (addback incl in non-oper exp)	-	2	-	-	-
EBITDA	$ (73)	$ (275)	$ (234)	$ (59)	$ (22)
EBITDA margin	*-3.8%*	*-18.3%*	*-17.6%*	*-4.5%*	*-2.0%*
National					
Workdays	*61.5*	*62.5*	*63.5*	*64.0*	*61.5*
Operating revenue	$ 1,359	$ 1,023	$ 874	$ 849	$ 744
Operating income (loss), as reported	$ (243)	$ (300)	$ (239)	$ (122)	$ (90)
Non-oper inc (exp)	0	1	0	(1)	(0)
(Gains) losses on property disposals, net (addback to OI)	(10)	1	(2)	(11)	(1)
Impairment (addback to OI)	141	-	-	-	-
Depreciation & amortization (addback to OI)	35	33	32	31	34
Letter of credit expense	1	4	7	7	7
Non-cash stock comp	(0)	22	(6)	(0)	0
Interest income	(0)	(0)	(0)	(0)	(0)
EBITDA	$ (77)	$ (239)	$ (207)	$ (95)	$ (50)
EBITDA margin	*-5.6%*	*-23.3%*	*-23.7%*	*-11.2%*	*-6.8%*
EBITDA per workday - $000's	*$ (1,247)*	*$ (3,816)*	*$ (3,267)*	*$ (1,491)*	*$ (821)*
Regional					
Workdays	*63.5*	*65.5*	*62.5*	*64.0*	*59.5*
Operating revenue	$ 419	$ 355	$ 338	$ 339	$ 291
Operating income (loss), as reported	$ (24)	$ (74)	$ (48)	$ 0	$ (5)
Non-oper inc (exp)	(2)	0	(0)	(0)	0
(Gains) losses on property disposals, net (addback to OI)	(1)	0	1	(0)	1
Depreciation & amortization (addback to OI)	16	17	17	16	16
Letter of credit expense	1	1	2	2	2
Non-cash stock comp	-	6	(2)	-	0
Interest income	(0)	(0)	0	(0)	(0)
EBITDA	$ (10)	$ (50)	$ (31)	$ 18	$ 15
EBITDA margin	*-2.4%*	*-14.1%*	*-9.1%*	*5.4%*	*5.2%*
EBITDA per workday - $000's	*$ (156)*	*$ (762)*	*$ (490)*	*$ 286*	*$ 254*

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Operating Income (Loss) to EBITDA, As Adjusted
Operating Income (Loss) to EBITDA, As Adjusted

Workdays are the number of calendar days during each quarter exclusive of weekends and holidays
EBITDA margin is EBITDA divided by operating  revenue expressed as a percentage
EBITDA per workday is EBITDA divided by the workdays

Investor Presentation Investor Presentation February 2010